EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Highlights Recent Activities

Las Vegas, NV and Vancouver, B.C., CANADA (September 6, 2023) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operations-focused cannabis company, is pleased to provide a corporate update, including the planned divestment of its Ohio processing operation and license, the commencement of construction at the Body and Mind branded dispensary in Lynnwood, Illinois, and the finalization of its building plans for its New Jersey dispensary.

“We are encouraged by last week's announcement from the U.S. Department of Health and Human Services, which called for cannabis to be reclassified to Schedule III and look forward to the next steps within the rescheduling process,” stated Michael Mills, CEO of Body and Mind. “We are laser focused on advancing our operations and licenses in Illinois and New Jersey; in addition to the recently announced divestment of our Ohio dispensary (see July 24, 2023 press release), we have now executed definitive agreements to divest our Ohio processing operation and license. Funds from both asset sales are earmarked to reduce debt and create more balance sheet flexibility to support the development of our Illinois and New Jersey market opportunities.”

Ohio Processor Divestment

The Company is pleased to announce that its wholly-owned subsidiary, DEP Nevada, Inc. (“DEP”) has entered into a membership interest purchase agreement with LMTB, LLC (the “Purchaser”), whereby DEP agrees to sell all of the issued and outstanding interests (the “Interests”) in NMG OH P1, LLC (“NMG OH P1”), which owns and operates the Body and Mind Ohio processor, to the Purchaser.

The total consideration for the transaction is US$2 million including US$1 million cash placed in escrow within three days of execution of the definitive agreement and US$ 1 million cash at closing. The purchase price is subject to adjustments based on estimated closing indebtedness, estimated transaction expenses, estimated closing cash, and a working capital adjustment. Closing shall occur on the later of: (i) the first calendar day of the month following the satisfaction or waiver, if applicable, of all closing conditions, including the receipt of all approvals for the transfer of the license by the State of Ohio Department of Commerce, or such earlier time as the parties agree; or (ii) seven days following the satisfaction or waiver, if applicable, of all closing conditions.

Lynnwood, Illinois Dispensary

Construction has commenced at the Lynnwood dispensary site with building permits approved, foundations complete and groundworks ongoing. The dispensary will be a 3,400 square foot Body and Mind branded store and is conveniently located on highway 83, less than 2 miles off both Highway 294 and Highway 30 in Eastern Illinois.

1

“We have been working closely with the Lynnwood administration to advance development of our second Body and Mind dispensary in the greater Chicago region ever since final award of our provisional license,” stated Trip Hoffman, COO of Body and Mind. “I’d like to thank our landlord, development team and Lynnwood administration for advancing approvals and permits for construction. We are excited about this location and look forward to bringing our retail experience to more customers in the underserved greater Chicago area.”

New Jersey Dispensary

The Company has completed final building plans to renovate an existing 4,100 square foot building in the Lawrenceville township area north of Trenton, New Jersey. The Company has received local authorization for the dispensary and state approval is in process.

“Currently, New Jersey (population estimate of 9.2 million) is home to only 37 recreational dispensaries and according to the New Jersey Cannabis Regulatory Commission, recreational marijuana has generated about $306 million in sales — and $18.8 million in sales tax revenue — in the first two quarters of 2023 combined. We have been following the New Jersey market closely and feel New Jersey will be a key long-term strategic market for Body and Mind,” stated Michael Mills. “We are looking forward to bringing our development and retail experience to the project and opening the Lawrenceville dispensary as soon as possible.”

About Body and Mind Inc.

BaM is an operations-focused cannabis company with active retail operations in Ohio, Arkansas, Illinois and California, pending retail operations in Illinois and New Jersey, and craft cultivation and/or processing operations in Nevada, Ohio and Arkansas. We work daily to increase our market share through delighting customers while also continuing to hone our operational efficiencies to drive profits. We are primarily guided by the metric of return on investment. Currently, we believe the most significant return on investment projects in front of us are successful retail cannabis store launches in Illinois and New Jersey, which augment our existing retail footprint. We also believe that our team’s core operational skillsets will create significant future shareholder value as the cannabis industry matures.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jody Kane

+1 475 477 9402

jody.kane@harbor-access.com

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

ir@bodyandmind.com

2

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

3